Exhibit 99.1

Wealthbridge Acquisition Limited and Scienjoy Inc. Announce Closing of Business Combination

NEW YORK, May 7th, 2020 -- Wealthbridge Acquisition Limited (“Wealthbridge”) (NASDAQ: HHHH, HHHHU, HHHHW, HHHHR), a special purpose acquisition company, and Scienjoy Inc. (“Scienjoy” or the “Company”), a leading live entertainment mobile streaming platform in China, today announced the successful closing of the transactions contemplated by the previously-announced Share Exchange Agreement (the “Share Exchange Agreement”), dated as of October 28, 2019, by and among Scienjoy, Lavacano Holdings Limited (“Lavacano”), and WBY Entertainment Holdings Ltd. (“WBY”, together with Lavacano, the “Sellers”), and approved by Wealthbridge shareholders as of May 5, 2020.

In connection with the closing, Wealthbridge has changed its name to Scienjoy Holding Corporation (“SHC”). Additionally, SHC expects that its ordinary shares will begin trading under the ticker symbol “SJ” on the Nasdaq stock exchange effective May11, 2020, and its units and rights will cease trading as of the close of business on May 8, 2020. No action is needed from current Wealthbridge shareholders in relation to the ticker symbols change.

SHC will be led by Scienjoy’s current management team with Victor He as Chief Executive Officer, Bo Wan as Chief Operating Officer, and Denny Tang as Chief Financial Officer. Meanwhile, Winston Liu, Chairman and CEO of Wealthbridge will remain on SHC’s board of directors. SHC will remain headquartered in Beijing, China.

Winston Liu, Chairman and CEO of Wealthbridge, stated “We commend Victor and his team at Scienjoy for their success to date in building a vibrant live streaming ecosystem in China. As the mobile entertainment live streaming market continues to grow both in China and abroad, we are excited to work with Scienjoy to capitalize on these emerging opportunities.”

Victor He, Scienjoy’s CEO, also commented “We are quite pleased to announce the closing of the business combination and would like to thank all of our shareholders for their support during the process. The recognition we have received from our partners is an important company milestone, and we plan to maintain this momentum going forward. To fuel our growth, we are in the process of exploring potential overseas expansion opportunities. We firmly believe that social media networks and online business models do not have cultural boundaries. By leveraging our proprietary technology, international talent, and deep IT industry expertise, we will not only rapidly expand our global footprint, but move one step close to bringing joy and entertainment to all people around the world.”

Chardan acted as an M&A and financial advisor to Wealthbridge. Loeb and Loeb LLP acted as a legal advisor to Wealthbridge. Jun He Law Offices LLC LLC, Fengyu Law Firm, and Maple Group acted as the legal advisors to Scienjoy.

About Scienjoy Inc.

Founded in 2011, Scienjoy is a leading show live streaming video entertainment social platform in China. With more than 200 million registered users, Scienjoy currently operates three primary online live streaming brands with their respective websites and mobile apps: Showself, Lehai, and Haixiu. More information can be found at: http://www.scienjoy.com

About Wealthbridge Acquisition Limited.

Wealthbridge Acquisition Limited is incorporated in the British Virgin Islands as a blank check company for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. Wealthbridge’s efforts to identify a prospective target business have not been limited to a particular industry or geographic region, although Wealthbridge intended to focus on targets located in China.

Forward-Looking Statements

This press release contains, and certain oral statements made by representatives of Wealthbridge, Scienjoy, and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Wealthbridge’s and Scienjoy’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Wealthbridge’s and Scienjoy’s expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination and the timing of the completion of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of Wealthbridge or Scienjoy and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the share exchange agreement relating to the proposed business combination; (2) the outcome of any legal proceedings that may be instituted against Wealthbridge or Scienjoy following the announcement of the share exchange agreement and the transactions contemplated therein; (3) the inability to complete the business combination, including due to failure to obtain approval of the shareholders of Wealthbridge or other conditions to closing in the share exchange agreement; (4) delays in obtaining or the inability to obtain necessary regulatory approvals (including approval from insurance regulators) required to complete the transactions contemplated by the share exchange agreement; (5) the occurrence of any event, change or other circumstance that could give rise to the termination of the share exchange agreement or could otherwise cause the transaction to fail to close; (6) the inability to obtain or maintain the listing of the post-acquisition company’s ordinary shares on NASDAQ following the business combination; (7) the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; (8) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the business combination; (10) changes in applicable laws or regulations; (11) the possibility that Scienjoy or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties to be identified in Wealthbridge’s proxy statement (when available) relating to the business combination, including those under “Risk Factors” therein, and in other filings with the Securities and Exchange Commission (“SEC”) made by Wealthbridge and Scienjoy. Wealthbridge and Scienjoy caution that the foregoing list of factors is not exclusive. Wealthbridge and Scienjoy caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither Wealthbridge or Scienjoy undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law. The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this press release.

Important Information

Scienjoy Inc. (“Scienjoy”), Wealthbridge Acquisition Limited (“Wealthbridge”), and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Wealthbridge ordinary shares in respect of the proposed transaction described herein. Information about Wealthbridge’s directors and executive officers and their ownership of Wealthbridge’s ordinary shares is set forth in Wealthbridge’s Annual Report on Form 10-K filed with the SEC, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated below.

In connection with the transaction described herein, Wealthbridge will file relevant materials with the SEC including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Wealthbridge will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF WEALTHBRIDGE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT WEALTHBRIDGE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WEALTHBRIDGE, SCIENJOY AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Wealthbridge with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov).

Contacts

Yongsheng Liu

Chief Executive Officer

Wealthbridge Acquisition Limited

+(86) 186-0217-2929

winstonca@163.com

Xiaowu He

Chief Executive Officer

Scienjoy Inc.

+(86) 10- 6445 9071

victor.he@scienjoy.com

Jack Wang

ICR Inc.

+1 (212) 537-9254

scienjoy.ir@icrinc.com